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                          AMENDMENT TO PROMISSORY NOTE


                                     RECITAL

     John Young ("Maker") executed a promissory noted dated December 31, 1993, in favor of Molecular Biosystems, Inc. ("MBI"), in the principal amount of $112,943.67, due and payable on January 31, 1995 ("Note"). Maker and MBI desire to extend the Note an additional year.

     NOW, THEREFORE, in consideration of the payment of $1.00 by Maker to MBI, the receipt and sufficiency of which is acknowledged by MBI, the parties agree as follows:

     1. The final sentence of Paragraph 1 of the Note shall be replaced in its entirety with the following sentence:

     "The entire indebtedness represented by this Note and all interest accrued hereunder shall be due and payable on January 31, 1996."

     2.  All other terms and conditions of the Note are reaffirmed.

     AGREED:

                                /s/ John Young                   12/08/94

                              -------------------------------------------------
                                  John Young                          Date


                              MOLECULAR BIOSYSTEMS, INC.


                                /s/ Steven Lawson

                              -------------------------------------------------
                                 By:  Steven Lawson                   Date
                                 Vice President, Legal Affairs and
                                    General Counsel